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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 2002



                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



              NEW JERSEY            0-19777              22-3103129
            (State or other                            (IRS Employer
            jurisdiction of       (Commission          Identification
            incorporation)        File Number)             Number)


                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

         DUSA Pharmaceuticals, Inc. (the "Registrant") issued a press release on January 21, 2002, attached to and made part of this report, describing its increase in end-user Kerastick(R) brand applicator sales, expectations for revenues, expenses and losses for the fiscal year ended December 31, 2001, financial guidance for 2002, and an update on its research and development efforts. In addition, the Registrant announced that it had begun construction of a new manufacturing facility for the Kerastick(R).

         During a conference call today, the Registrant also reported that officers' salaries would be the same for 2002 as they were for 2001.

ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.

         (c) Exhibits.

         [99] Press Release dated January 21, 2002.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           DUSA PHARMACEUTICALS, INC.



Dated: January 21, 2002                    By: /s/ D. Geoffrey Shulman
       ----------------                        ------------------------------
                                           D. Geoffrey Shulman, MD, FRCPC
                                           President, Chief Executive Officer